Exhibit 23.2

                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS


     We consent to the incorporation by reference in this registration statement on this Form S-4 of our report dated November 3, 2000 on our audits of the consolidated financial statements of Evolution USA, Inc. and subsidiaries as of September 30, 2000. We also consent to the reference to our firm under the caption "Experts" in this registration statement on this amendment one to the Form S-4.

                                        ROBISON,  HILL  &  CO.

                                        /s/  Robison,  Hill  &  Co.

Salt  Lake  City,  Utah
December  __,  2000


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